Exhibit 99.2

LEGACY RESERVES DISCLOSES THAT DIRECTOR NOMINATION NOTICE FROM BAINES CREEK IS INVALID

Notice Fails to Satisfy Legacy Reserves’ Bylaw Requirements

MIDLAND, Texas, April 9, 2019 – Legacy Reserves Inc. (“Legacy” or the “Company”) (NASDAQ: LGCY) today disclosed that Baines Creek Partners, L.P.’s (“Baines Creek”) notice of director nominations for the Company’s 2019 Annual Meeting is invalid for failure to comply with the requirements set forth in Legacy’s bylaws. Legacy’s bylaws were established for the protection of the Company and all of its stockholders. Following review by Legacy and its legal advisors, Legacy determined that Baines Creek failed to become a “stockholder of record” of the Company prior to giving such notice, as required by the bylaws.

Pursuant to Legacy’s bylaws, the deadline for stockholders to nominate candidates for election to the Board at the Company’s 2019 Annual Meeting was April 1, 2019.

A copy of the Company’s letter to Baines Creek describing the deficiency in further detail was filed on a Form 8-K with the SEC today.

Sidley Austin LLP is serving as legal counsel to Legacy, and Tudor Pickering & Holt L.P. and Perella Weinberg Partners L.P. are serving as financial advisors to Legacy.

About Legacy
Legacy Reserves Inc. is an independent energy company engaged in the development, production and acquisition of oil and natural gas properties in the United States. Its current operations are focused on the horizontal development of unconventional plays in the Permian Basin and the cost-efficient management of shallow-decline oil and natural gas wells in the Permian Basin, East Texas, Rocky Mountain and Mid-Continent regions.

Forward Looking Statements
This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, the evaluation of financial, transactional, and other strategic alternatives, statements regarding the expected future growth and dividends of the company, and plans and objectives of management for future operations. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Legacy expects, believes or anticipates will or may occur in the future, are forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “projects,” “believes,” “seeks,” “schedules,” “estimated,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties, factors and risks, many of which are outside the control of Legacy, which could cause results to differ materially from those expected by management of Legacy. Such risks and uncertainties include, but are not limited to, the structure and timing of any financial, transactional or other strategic alternative and whether any such financial, transaction or other strategic alternative will be completed; whether Legacy will be able to receive an extension to the maturity date of its revolving credit facility; realized oil and natural gas prices; production volumes, lease operating expenses, general and administrative costs and finding and development costs; future operating results; and the factors set forth under the heading “Risk Factors” in Legacy’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, Legacy undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information and Where to Find It
STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S PROXY STATEMENT FOR THE 2019 ANNUAL MEETING (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement and accompanying WHITE proxy card, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at www.legacyreserves.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants to the Solicitation
The Company, its directors, its nominees for election as director (when chosen) and certain executive officers will be participants in the solicitation of proxies from stockholders in connection with the matters to be considered at the Company’s 2019 Annual Meeting of Stockholders. Exhibit 99.2 to the Current Report on Form 8-K filed with the SEC on April 5, 2019 (“Exhibit 99.2”) contains information regarding the direct and indirect interests, by security holdings or otherwise of the Company’s directors and executive officers in the Company’s securities. In the event that holdings of the Company’s securities change from the amounts printed in such Exhibit 99.2, such changes will be set forth in SEC filings on Forms 3, 4, and 5, which can be found on the SEC’s website at www.sec.gov or the Company’s website at www.legacyreserves.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC. Information can also be found in Legacy’s other SEC filings, including Legacy’s most recently filed Annual Report on Form 10-K. Updated information regarding the identities of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement in connection with the 2019 Annual Meeting of Stockholders and other relevant documents to be filed with the SEC.

Contact:
Legacy Reserves Inc.
Investor Relations
432-689-5200